SALIENT PRIVATE ACCESS MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments

March 31, 2020

(Unaudited)

	Initial Investment Date	Shares	Cost	Fair Value	% of Partners’ Capital
Investments in Investment Funds
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies
Canada
Private Equity (0.66% of Partners’ Capital)
Alloy Merchant Partners, L.P. (1)(2)	August, 2018		$1,644,892	$1,361,164

Total Canada			1,644,892	1,361,164

Cayman Islands
Energy (0.91% of Partners’ Capital)
Sentient Global Resources Fund III, L.P.	July, 2008		2,639,939	1,037,011
Sentient Global Resources Fund IV, L.P.	June, 2011		2,141,766	841,915
Global Macro and Trading (5.73% of Partners’ Capital)
GAM Systematic Core Macro (Cayman) Fund LP	February, 2015		10,500,000	11,834,325
Private Equity (13.91% of Partners’ Capital)
ABRY Advanced Securities Fund, L.P.	August, 2008		12,192	57,213
CX Partners Fund Ltd. (1)	April, 2009		2,880,025	2,356,628
Gavea Investment Fund II A, L.P.	May, 2007		-	5,572
Gavea Investment Fund III A, L.P.	September, 2008		-	45,691
India Asset Recovery Fund L.P.	October, 2006		102,450	-
J.C. Flowers III L.P. (1)	October, 2009		1,404,800	966,358
LC Fund IV, L.P. (1)	May, 2008		1,492,768	-
New Horizon Capital III, L.P. (1)	March, 2009		1,011,405	1,279,509
Northstar Equity Partners III (1)	June, 2011		1,279,801	1,201,823
Orchid Asia IV, L.P. (1)	November, 2007		1,043,705	4,709,786
Reservoir Capital Partners (Cayman), L.P.	June, 2009		340,678	577,545
Tiger Global Private Investment Partners IV, L.P.	March, 2007		194,568	30,562
Tiger Global Private Investment Partners V, L.P. (1)	January, 2008		1,262,667	873,992
Tiger Global Private Investment Partners VI, L.P. (1)	November, 2010		676,425	1,160,315
Trustbridge Partners II, L.P. (1)	December, 2007		1,103,927	902,805
Trustbridge Partners III, L.P. (1)	April, 2009		3,224,468	2,289,792
Trustbridge Partners IV, L.P. (1)	September, 2011		2,035,533	4,504,206
Trustbridge Partners V, L.P.	November, 2015		4,960,876	7,733,967
Real Estate (0.40% of Partners’ Capital)
Forum European Realty Income III, L.P.	February, 2008		866,717	119,735
Phoenix Asia Real Estate Investments II, L.P.	September, 2007		864,748	712,577

Total Cayman Islands			40,039,458	43,241,327

Guernsey
Private Equity (0.10% of Partners’ Capital)
Mid Europa Fund III LP	November, 2007		343,348	199,035

Total Guernsey			343,348	199,035

Republic of Mauritius
Real Estate (0.33% of Partners’ Capital)
ORBIS Real Estate Fund I (2)	November, 2006		2,036,551	670,664

Total Republic of Mauritius			2,036,551	670,664

United Kingdom
Private Equity (0.32% of Partners’ Capital)
Darwin Private Equity I L.P.	September, 2007		1,289,621	119,357
Sovereign Capital Limited Partnership III (1)	March, 2010		-	544,356
Real Estate (0.09% of Partners’ Capital)
Benson Elliot Real Estate Partners II, L.P.	August, 2006		455,882	97,973
Patron Capital, L.P. II	February, 2005		136,384	15,144
Patron Capital, L.P. III	July, 2007		635,830	65,779
Relative Value (4.52% of Partners’ Capital)
The 1609 Fund Ltd.	January, 2018	10,000	9,914,000	9,328,984

Total United Kingdom			12,431,717	10,171,593

United States
Energy (10.92% of Partners’ Capital)
ArcLight Energy Partners Fund V, L.P. (1)	December, 2011		892,531	638,173
CamCap Resources, L.P.	May, 2008		53,948	19
EIV Capital Fund II, LP	December, 2014		3,157,723	3,502,224
EMG AE Permian Co-Investment, LP	July, 2014		3,148,191	-
EMG Iron Ore Holdco, LP	April, 2019		476,106	500,942
EnCap Energy Capital Fund VII-B LP (1)	October, 2007		1,523,071	179,155
EnCap Energy Infrastructure TE Feeder, L.P.	October, 2009		1,191,076	287,555
Energy & Minerals Group Fund II, L.P. (1)	November, 2011		2,098,833	2,087,915
Haddington Energy Partners III, L.P.	April, 2017		604,735	798,794
Intervale Capital Fund, L.P. (1)	May, 2008		1,130,585	1,543,964
Merit Energy Partners G, L.P.	September, 2009		3,165,628	2,073,036
Midstream & Resources Follow-On Fund, L.P. (1)	March, 2010		518,415	548,513
NGP Energy Technology Partners II, L.P. (1)	July, 2009		856,373	473,936
NGP IX Offshore Fund, L.P. (1)	March, 2008		702,284	107,723
NGP Midstream & Resources, L.P. (1)	October, 2007		1,008,071	189,658
Quantum Parallel Partners V, LP	October, 2008		5,066,042	5,080,933
TPF II-A, L.P.	October, 2008		1,384,952	158,842
Triangle Peak Partners II Annex Fund, LP (1)	July, 2015		392,860	534,081
Vortus Investments, LP	January, 2016		3,481,609	2,176,190
Vortus Investments II, LP	August, 2017		1,204,539	1,268,556
Vortus NPR Co-investment	December, 2015		461,065	388,050
Event-Driven (3.84% of Partners’ Capital)
BDCM Partners I, L.P.	January, 2011		1,999,931	2,321,139
Credit Distressed Blue Line Fund, L.P. (2)	April, 2010		3,847,700	443,628
Fortelus Special Situations Fund Ltd.	May, 2010		126,676	276,753
Harbinger Capital Partners Fund I, L.P.	November, 2006		7,170,405	241,784
Harbinger Capital Partners Fund II, L.P.	July, 2010		922,338	16,607
Harbinger Capital Partners Special Situations Fund, L.P.	December, 2006		932,188	12,802
Harbinger Class L Holdings (U.S.), LLC	July, 2010		6,653	45,475
Harbinger Class LS Holdings I (U.S.) Trust	May, 2013	592	401,956	-
Harbinger Class PE Holdings (U.S.) Trust	July, 2010	1	242,329	323,607
Muirfield GSE Partners, LP	July, 2019		5,000,000	4,218,441
Prospect Harbor Credit Partners LP	February, 2010		7,577	23,998
Global Macro and Trading (1.99% of Partners’ Capital)
GAM Systematic Discovery Fund LP (3)	September, 2017		5,000,000	4,109,287
Private Equity (39.02% of Partners’ Capital)
Accel-KKR Capital Partners III, LP	January, 2013		-	6,659
Advent Latin American Private Equity Fund IV-F L.P.	August, 2007		309,190	230,301
Advent Latin American Private Equity Fund V-F L.P. (1)	May, 2010		1,409,392	1,313,424
Armadillo Litigation Finance II (1)	February, 2016		-	42,525
Artis Ventures II, L.P.	November, 2014		2,248,000	3,043,467
Audax Mezzanine Fund II, L.P.	July, 2006		-	628
Aviator Capital Mid-Life Us Feeder Fund, LP	December, 2016		1,889,689	3,128,960
Aviator Capital Fund IV US Feeder, L.P.	March, 2019		1,930,572	2,005,318
BDCM Opportunity Fund II, L.P. (1)	March, 2006		721,219	1,051,539
BLC Secured Credit Partners II LP	July, 2015		1,509,376	6,346
Catterton Growth Partners, L.P.	March, 2008		1,992,713	604,782
Chicago Pacific Founders Fund II, LP	January, 2020		950,468	942,135
Chrysalis Ventures III, L.P.	December, 2006		304,483	143,209
Clovis Point II, LP	February, 2020		1,055,150	1,055,150
Colbeck Strategic Lending Onshore Feeder, LP (1)(2)	March, 2017		3,456,637	3,403,542
Column Group II, LP	October, 2014		5,795,297	8,256,977
Column Group III, LP	May, 2016		2,439,788	2,943,944
Crestline Opportunities Fund III, LLC	August, 2016		3,889,325	4,584,281
Crosslink Crossover Fund V, L.P.	May, 2007		316,468	94,937
Crosslink Crossover Fund VI, L.P.	March, 2007		-	1,731,256
Dace Ventures I, LP	June, 2007		355,542	153,576
Fairhaven Capital Partners, L.P.	March, 2008		1,584,998	854,602
Founders Fund III, LP	May, 2010		955,176	4,595,901
Founders Fund IV, LP	January, 2012		391,839	5,781,595
Freedom Participation Partners I, LLC	July, 2016		1,477,142	279,858
Garrison Opportunity Fund LLC	February, 2010		-	104,673
Garrison Opportunity Fund II A LLC	March, 2011		-	602,419
HealthCor Partners Fund, L.P.	August, 2007		319,723	908,112
ILS Property & Casualty Master Fund Ltd. (1)	November, 2014		2,094,348	1,177,647
Ithan Creek Partners, L.P.	October, 2008		32,856	106,202
Kayne Anderson Real Estate Debt, L.P. (1)	June, 2016		1,236,776	1,145,001
Kayne Anderson Real Estate Debt II, L.P. (1)	July, 2017		1,104,874	1,077,575

MatlinPatterson Global Opportunities Partners III, L.P. (1)	July, 2007		1,464,830	596,102
Middle East North Africa Opportunities Fund, L.P. (2)	July, 2008	728	728,344	40,473
Monomoy Capital Partners, L.P.	November, 2006		907,709	30,581
Monomoy Capital Partners II, L.P. (1)	May, 2011		1,306,850	1,165,060
Monomoy Capital Partners III, L.P. (1)	December, 2017		2,988,129	2,810,053
Parabellum Partners I, LP (1)	August, 2017		1,947,289	2,017,292
Parabellum Partners II, LP (1)	August, 2019		1,646,433	1,667,940
Pine Brook Capital Partners, L.P. (1)	January, 2008		1,822,563	171,195
Pinto America Growth Fund, L.P.	July, 2006		-	184,831
Private Equity Investment Fund V, L.P.	April, 2009		5,677,931	3,369,427
Rosebrook 2018 Co-Invest I, L.P. (3)	January, 2018		1,052,606	650,912
Saints Capital VI, L.P.	April, 2008		1,718,619	425,161
Sanderling Venture Partners VI Co-Investment Fund, L.P.	June, 2005		224,326	144,065
Sanderling Venture Partners VI, L.P. (1)	June, 2005		119,592	129,254
Sterling Capital Partners II, L.P.	August, 2005		193,229	30,026
Sterling Group Partners III, L.P.	April, 2010		1,419,766	809,940
Strategic Value Global Opportunities Fund I-A, L.P.	December, 2006		28,951	137,842
Strattam Capital Investment Fund, L.P. (1)	December, 2015		4,071,075	4,327,271
Strattam Capital Investment Fund II, L.P. (1)	February, 2018		1,293,711	1,307,006
Strattam Co-Invest Fund V, L.P.	December, 2018		453,214	584,350
Strattam Co-Invest Fund VI, L.P.	December, 2018		453,214	449,548
Strattam Co-Invest Fund VII, L.P.	September, 2019		401,364	400,585
TAEF Fund, LLC	August, 2008		472,639	525,566
Tenaya Capital V, LP	November, 2007		257,860	413,479
Tenaya Capital VI, LP	July, 2012		1,461,362	1,500,277
The Column Group, LP	September, 2007		1,601,216	2,323,461
The Raptor Private Holdings L.P.	January, 2009	188	128,227	34,133
Trivest Fund IV, L.P.	November, 2007		-	80,852
Tuckerbrook SB Global Distressed Fund I, L.P.	July, 2007		142,433	270,654
Valiant Capital Partners LP	July, 2009		407,389	861,959
VCFA Private Equity Partners IV, L.P.	March, 2005		348,972	46,317
VCFA Venture Partners V, L.P. (1)	January, 2007		779,623	514,936
Voyager Capital Fund III, L.P.	May, 2007		314,822	222,393
WestView Capital Partners II, L.P.	August, 2009		1,058,408	894,392
Real Estate (6.99% of Partners’ Capital)
Cypress Realty VI Limited Partnership	June, 2007		530,374	361,167
Florida Real Estate Value Fund, L.P. (1)	October, 2010		-	126,242
GTIS Brazil Real Estate Fund (Brazilian Real) LP (1)	July, 2008		2,418,199	2,328,926
Lone Star Real Estate Fund II (U.S.), L.P.	June, 2011		518	47,454
Monsoon Infrastructure & Realty Co-Invest, L.P.	February, 2008		1,560,996	1,876,040
Northwood Real Estate Co-Investors LP (1)	April, 2008		416,572	535,995
Northwood Real Estate Partners LP (1)	April, 2008		1,061,871	1,299,202
Parmenter Realty Fund IV, L.P.	May, 2011		258,709	377
Pennybacker IV, LP (1)	February, 2018		2,106,074	2,222,448
Prescott Strategies Fund I LP (1)	June, 2019		1,606,636	1,394,245
PSF I Jax Metro Holdings, LLC	March, 2019		766,619	750,660
Red Dot Holdings III, LP	February, 2019		3,079,595	2,730,091
SBC US Fund II, LP	June, 2011		1,052,821	725,666
Square Mile Partners III LP	April, 2008		710,002	29,009
Relative Value (16.87% of Partners’ Capital)
CIFC SSC Loan Fund, L.P.	April, 2016		5,000,000	6,318,745
Eton Park Fund, L.P.	June, 2009		305,866	3,781
King Street Capital, L.P.	November, 2009		-	50,248
Magnetar Capital Fund LP	February, 2009		-	56,174
Magnetar SPV LLC	May, 2008		32,888	1,444
Millennium USA, LP	April, 2012		2,714,290	13,384,613
Napier Park Municipal Investment Grade Fund I LLC (3)	April, 2015		2,363,606	3,250,000
Sculptor Asia Domestic Partners, LP	December, 2007		305,420	2,198
PIPE Equity Partners, LLC (2) (4)	August, 2008		3,252,147	-
PIPE Select Fund, LLC (2) (4)	September, 2008		2,866,761	-
Prophet Opportunity Partners LP	March, 2017		6,000,000	3,821,904
Stark Select Asset Fund, LLC	July, 2010		-	15,191
STS Partners Fund, LP	November, 2016		5,500,000	7,904,755

Total United States			178,750,091	164,322,229

Total Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies			235,246,057	219,966,012	106.60%

Passive Foreign Investment Companies
Cayman Companies Limited by Shares, Exempted Companies and Limited Liability Companies
Relative Value (0.08% of Partners’ Capital)
CRC Credit Fund Ltd.	July, 2010	1,950	127,751	163,289

Total Cayman Companies Limited by Shares, Exempted Companies and Limited Liability Companies			127,751	163,289

Total Passive Foreign Investment Companies			127,751	163,289	0.08%

Private Corporations
United States
Real Estate (0.00% of Partners’ Capital)
Legacy Partners Realty Fund II, Inc.	August, 2006		1,491,678	7,739

Total Private Corporations			1,491,678	7,739	0.00%

Total Investments in Investment Funds (6)			236,865,486	220,137,040	106.68%

Investments in CLO Equity
United States
Relative Value (0.73% of Partners’ Capital)
Regatta XV Funding Ltd., Subordinated Note, Principal $5,000,000, 8.43%, due 10/1/2031 (1)(5)(7)	October, 2018		3,118,300	1,500,000

Total Investments in CLO Equity			3,118,300	1,500,000	0.73%

Investments in Securities
Limited Liability Companies
United States
Private Equity (0.24% of Partners’ Capital)
Clovis Point II RIVS Investment, LLC (4)(6)	March, 2019		500,000	500,000

Total Limited Liability Companies			500,000	500,000	0.24%

Common Stocks
United States
Professional Services (0.29% of Partners’ Capital)
Milton ZXP LLC - Class A Units (2)(4)(6)	February, 2018	6,029	602,900	602,900
REVA Medical, Inc.		50,795	26,262	-

Total Common Stocks			629,162	602,900	0.29%

Preferred Stocks
United States
Food Technology (0.20% of Partners’ Capital)
Credible Inc., Series A Preferred Stock (4)	April, 2015	19,842	299,995	408,745
Professional Services (0.20% of Partners’ Capital)
Hired, Inc., Series C Preferred Stock (4)	December, 2015	78,280	399,995	420,364

Total Preferred Stocks (6)			699,990	829,109	0.40%

Convertible Note Purchase Agreements
United States
Food Technology (0.05% of Partners’ Capital)
Credible, Inc.(4)	April, 2016		100,000	100,000

Total Purchase Agreements (6)			100,000	100,000	0.05%

Total Investments in Securities			1,929,152	2,032,009	0.98%

Total Investments			$241,912,938	$223,669,049	108.39%

The Master Fund’s total outstanding capital commitments to Investment Funds as of March 31, 2020 were $44,363,844. For certain Investment Funds for which the Master Fund has a capital commitment, the Master Fund may be allocated its pro-rata share of expenses prior to having to fund a capital call for such expenses.

All investments are non-income producing unless noted otherwise.

(1)	Income producing investment.
(2)	Affiliated investments for which ownership exceeds 5% of the investment's capital (see note 4b).
(3)	Affiliated investments for which ownership exceeds 25% of the investment's capital (see note 4b).
(4)	Valued in good faith pursuant to procedures approved by the Board of Directors as of March 31, 2020. The total of all such investments represents 0.98% of partners' capital.
(5)	CLO subordinated notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield for the CLO equity position will generally be updated periodically or on transactions such as an add-on purchases, refinancing or reset. The estimated yield and investment cost may ultimately not be realized.
(6)	Restricted investments as to resale.
(7)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The Security may be sold in transactions exempt from registration, normally to qualified institutional buyers.

See accomanying notes to Schedule of Investments

SALIENT PRIVATE ACCESS MASTER FUND, L.P.

(A Limited Partnership)

Notes to Schedule of Investments

March 31, 2020

(Unaudited)

(1) ORGANIZATION

The Salient Private Access Master Fund, L.P. (the “Master Fund”), a Delaware limited partnership, commenced operations on April 1, 2003. The Master Fund operated as an unregistered investment vehicle until March 10, 2004, at which time it registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Master Fund is the master fund in a master-feeder structure in which there are currently six feeder funds.

The Master Fund’s investment objective is to preserve capital and to generate consistent long-term appreciation and returns across a market cycle (which is estimated to be five to seven years). The Master Fund is primarily a “fund of funds” which pursues its investment objective by investing its assets in a variety of investment vehicles including, but not limited to, limited partnerships, limited liability companies, hedge funds, offshore corporations and other foreign investment vehicles (collectively, the “Investment Funds”), registered investment companies (including exchange-traded funds) and direct investments in marketable securities and derivative instruments. The Investment Funds are managed by a carefully selected group of investment managers, identified by the Adviser, as hereinafter defined. The various styles and strategies employed by the Investment Funds and supplemented by the Master Fund’s direct investments, serve to achieve a portfolio that is broadly allocated.

The Endowment Fund GP, L.P., a Delaware limited partnership, serves as the general partner of the Master Fund (the “General Partner”). To the fullest extent permitted by applicable law, the General Partner has irrevocably delegated to a board of directors (the “Board” and each member a “Director”) its rights and powers to monitor and oversee the business affairs of the Master Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct, and operation of the Master Fund’s business. A majority of the Directors are independent of the General Partner and its management. To the extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Master Fund, the Adviser, or any committee of the Board.

The Board is authorized to engage an investment adviser, and pursuant to an investment management agreement, (the “Investment Management Agreement”), it has selected Endowment Advisers, L.P. (the “Adviser”), to manage the Master Fund’s portfolio and operations. The Adviser is a Delaware limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Master Fund’s investment program subject to the ultimate supervision of the Board.

Under the Master Fund’s organizational documents, the Master Fund’s Directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In the normal course of business, the Master Fund enters into contracts with service providers, which also provide for indemnifications by the Master Fund. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Master Fund. However, based on experience, the General Partner expects that risk of loss to be remote.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Master Fund conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The accompanying Schedule of Investments reflects the financial position of the Master Fund. The Master Fund is an investment company that follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

(b) CASH EQUIVALENTS

The Master Fund considers all unpledged temporary cash investments of sufficient credit quality with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) INVESTMENT SECURITIES TRANSACTIONS

The Master Fund records investment transactions on a trade-date basis.

Investments that are held by the Master Fund, including those that have been sold short, are marked to fair value at the date of the Schedule of Investments.

(d) INVESTMENT VALUATION

The valuation of the Master Fund’s investments is determined as of the close of business at the end of each reporting period, generally monthly. The valuation of the Master Fund’s investments is calculated by UMB Fund Services, Inc., the Master Fund’s independent administrator (the “Administrator”).

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Master Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser of such valuation policies.

The Board has authorized the Adviser to establish a valuation committee of the Adviser (the “Adviser Valuation Committee”). The Adviser Valuation Committee’s function, subject to the oversight of the Board Valuation Committee and the Board, is generally to review valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by the Adviser or the Administrator.

The Master Fund is not able to obtain complete underlying investment holding details on each of the Investment Funds in order to determine if the Master Fund’s proportional, aggregated, indirect share of any investments held by the Investment Funds exceeds 5% of partners’ capital of the Master Fund as of March 31, 2020.

Investments held by the Master Fund are valued as follows:

•	INVESTMENT FUNDS—Investments in Investment Funds that do not have a readily determinable fair value are carried at fair value, using the net asset value (the “NAV”) as a practical expedient, as provided to the Administrator by the investment managers of such Investment Funds or the administrators of such Investment Funds. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds. Prior to investing in any Investment Fund, the Adviser Valuation Committee, as part of the due diligence process, conducts a review of the valuation methodologies employed by the Investment Fund to determine whether such methods are appropriate for the asset types. All of the Master Fund’s valuations utilize financial information supplied by each Investment Fund and are net of management and estimated performance incentive fees or allocations payable to the Investment Funds’ managers pursuant to the Investment Funds’ agreements. Generally, Investment Funds in which the Master Fund invests will use market value when available, and otherwise will use principles of fair value applied in good faith. The Adviser Valuation Committee will consider whether it is appropriate, in light of the relevant circumstances, to value shares at NAV as reported by an Investment Fund for valuation purposes, or whether to adjust such reported value to reflect an adjusted fair value. Because of the inherent uncertainty of valuation, fair value may differ significantly from the value that would have been used had readily available markets for the investments in Investment Funds existed. The Master Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda of such Investment Funds.

•	SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Master Fund values these securities at their last sales price on the exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Master Fund uses the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be valued at the mean between the closing bid and ask prices on the valuation date. Securities traded on a foreign securities exchange will generally be valued at their closing prices on the exchange where such securities are primarily traded, and translated into U.S. dollars at the current exchange rate. If an event occurred between the close of the foreign exchange and the valuation date of the Master Fund’s NAV that would materially affect the value of the security and the NAV of the Master Fund, the value of such security and the NAV of the Master Fund will be adjusted to reflect the change in the estimated value of the security.

•	DERIVATIVES—Exchange traded futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded. If no such sales price is reported by such exchange on the valuation date, the Adviser Valuation Committee will determine the fair value in good faith using information that is available at such time.

Options that are listed on a securities exchange are generally valued on the valuation date at the closing mid of posted market on the exchange on which they are listed. If on the valuation date the primary exchange is closed, the prior day price will be used. If no such price is reported, the fair value of such options will be determined in good faith using industry standard pricing models utilizing publicly available input information on the valuation date.

Options traded on an over-the-counter market are generally valued using the midpoint of the closing bid and ask price provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the option) on the valuation date. If no such price is available on the valuation date, the Adviser Valuation Committee in conjunction with the Administrator will determine the fair value of such options in good faith using information that is available at such time.

Non exchange-traded derivatives, such as swap agreements, are valued based on procedures approved by the Board. Credit default swaps and total return swaps are generally fair valued using evaluated quotes provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the swap agreement) on the valuation date.

Forward foreign currency exchange contracts are valued at prices supplied by an approved pricing vendor. The pricing vendor will consider spot and forward market prices and various other relevant factors in determining the fair values. Such valuations are provided by a pricing service approved by the Board.

•	OTHER—Investments in open-end registered investment companies (“RICs”) that do not trade on an exchange and in other investment companies that have a readily determinable fair value are valued at the end of day NAV per share. Where no value is readily available from a RIC or other security, or where a value supplied by a RIC is deemed not to be indicative of the RIC’s value, the Adviser Valuation Committee and/or the Board Valuation Committee, in consultation with the Administrator or the Adviser, will determine, in good faith, the fair value of the RIC or other security.

Fixed-income securities are valued according to prices as furnished by an independent pricing service or broker/dealer quotes. Fixed-income securities maturing within a relatively short time frame may be valued at amortized cost, which approximates market value.

Collateralized loan obligation (“CLO”) equity investments are valued according to prices as supplied by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker that normally deals in such investments on the valuation date.

•	SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange shall be determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures pursuant to the valuation procedure approved by the Board.

(e) FOREIGN CURRENCY

The accounting records of the Master Fund are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

(f) DERIVATIVE INSTRUMENTS

All open derivative positions at period-end, if any, are presented in the Master Fund’s Schedule of Investments. The Investment Funds may have directly engaged in derivative transactions during the period. The following is a description of the derivative instruments the Master Fund utilizes as part of its investment strategy, including the primary underlying risk exposures related to each instrument type.

OPTIONS CONTRACTS—The Master Fund may invest in options contracts to speculate on the price movements of a financial instrument or for use as an economic hedge against certain positions held in the Master Fund’s portfolio. Options contracts purchased give the Master Fund the right, but not the obligation, to buy or sell the underlying instrument for a specified price upon exercise at any time during the option period. Options contracts written obligate the Master Fund to buy or sell the underlying instrument for a specified price upon exercise at any time during the option period. When the Master Fund writes an options contract, an amount equal to the premium received by the Master Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option contract written.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS—The Master Fund may enter into forward foreign currency exchange contracts in connection with its investment objective in order to gain more or less exposure to foreign currencies. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. The Master Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Master Fund remains subject to credit risk with respect to the amount it expects to receive from counterparties. However, the Master Fund has sought to mitigate these risks by generally requiring the posting of collateral at prearranged exposure levels to cover its exposure to the counterparty.

FUTURES CONTRACTS—The Master Fund may invest in futures contracts as part of its hedging strategy to manage exposure to interest rate, equity and market price movements, and commodity prices. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The underlying asset is not physically delivered. Futures contracts are valued at their quoted daily settlement prices. Upon entering into a futures contract, the Master Fund is required to segregate liquid assets in accordance with the initial margin requirements of the clearinghouse to secure the Master Fund’s performance. The clearinghouse also requires daily settlement of variation margin representing changes in the value of each contract. Fluctuations in the value of the contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as net realized gain (loss) from futures contracts. The primary risks associated with the use of futures contracts are imperfect correlation between changes in fair values of the underlying assets and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty.

SWAP AGREEMENTS—The Master Fund may invest in swap agreements, primarily credit default and total return swap agreements, as a part of its hedging strategy to manage credit and market risks.

A credit default swap agreement gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if a credit event (a downgrade, bankruptcy or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed upon payment from the other party (frequently, the par value of the debt security) or receipt of a net amount equal to the par value of the defaulted reference entity less its recovery value. The Master Fund is usually a net seller of credit default swap agreements.

The Master Fund as a seller of a credit default swap agreement would have the obligation to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer with respect to its debt obligations. In return, the Master Fund would receive from the counterparty a periodic stream of payments over the term of the agreement provided that no event of default or other credit event has occurred. If no default or other credit event occurs, the Master Fund would keep the stream of payments and would have no further obligations to the counterparty. As a seller, the Master Fund is subject to investment exposure on the notional amount of the swap agreement.

A total return swap agreement is a bilateral financial contract agreement where one party (the payer) agrees to pay the other (the receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return. A total return swap agreement allows the receiver or payer to derive the economic benefit of owning or having short exposure to an asset without owning or shorting the underlying asset directly. The receiver is entitled to the amount, if any, by which the notional amount of the total return swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest. The amounts to which each party is entitled are normally netted against each other, at periodic settlement dates, resulting in a single amount that is either due to or from each party.

In addition to being exposed to the credit risk of the underlying reference entity, swap agreements are subject to counterparty risk, market risk and interest rate risk. Swap agreements utilized by the Master Fund may not perform as expected. Risks may arise as a result of the failure of the counterparty to perform under the agreement. The loss incurred by the failure of a counterparty is generally limited to the market value and premium amounts recorded. The Master Fund considers the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk, and will not enter into any swap agreement unless the Adviser believes the counterparty to the transaction is creditworthy. Additionally, risks may arise from the unanticipated movements in interest rates or in the value of the underlying reference assets. The Master Fund may use various techniques to minimize credit risk including early termination or reset and payment. Collateral, in the form of cash, is held in broker segregated accounts for swap agreements.

(g)	COLLATERALIZED LOAN OBLIGATIONS

The Master Fund’s CLO equity investments involves a number of significant risks. CLO equity investments are typically very highly leveraged (nine to thirteen times) and therefore the equity tranches in which the Master Fund is currently invested are subject to a higher degree of risk of total loss. The Master Fund generally has the right to receive payments only from the CLO, and generally does not have the direct rights against the underlying borrowers or the entity that sponsored the CLO. The Master Fund indirectly bears the risks of the underlying loan investments or collateral held by the CLO. If an underlying asset of a CLO declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status either or both of the Master Fund’s income and NAV may be adversely impacted.

(h) CFTC REGULATION

On August 13, 2013, the Commodity Futures Trading Commission (“CFTC”) adopted rules to harmonize conflicting Securities and Exchange Commission (the “SEC”) and CFTC disclosure, reporting and recordkeeping requirements for investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

Previously, in November 2012, the CFTC issued relief for fund of fund operators, including advisers to investment companies, that may otherwise be required to register with the CFTC as commodity pool operators but do not have access to information from the investment funds in which they are invested in order to determine whether such registration is required. This relief delayed the registration date for such operators until the later of June 30, 2013 or six months from the date the CFTC issues revised guidance on the application of certain thresholds with respect to investments in commodities held by funds of funds. In December 2012, the Master Fund filed as required with the CFTC in order to claim this no-action relief, which was effective upon receipt of the filing. Although the CFTC now has adopted harmonization rules applicable to investment companies that are deemed to be commodity pools, the CFTC has not yet issued guidance on how funds of funds are to determine whether they are deemed to be commodity pools. As of March 31, 2020, the Master Fund is not considered a commodity pool and continues to rely on the fund of fund no-action relief.

(i) USE OF ESTIMATES

The Schedule of Investments has been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities in the Schedule of Investments. Actual results may differ from those estimates and such differences may be significant.

(3) FAIR VALUE MEASUREMENTS

The Master Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The inputs used to determine the fair value of the Master Fund’s investments are summarized in the three broad levels listed below:

• Level 1 —	unadjusted quoted prices in active markets for identical investments and registered investment companies where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

• Level 2 —	investments with other significant observable inputs

• Level 3 —	investments with significant unobservable inputs (which may include the Master Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Master Fund discloses transfers between levels based on valuations at the end of the reporting period. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The Master Fund establishes valuation processes and procedures to ensure that the valuation techniques for investments categorized within Level 3 of the fair value hierarchy are fair, consistent, and appropriate. The Adviser is responsible for developing the Master Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies. The Board Valuation Committee has authorized the Adviser to oversee the implementation of the Board approved valuation procedures by the Administrator. The Adviser Valuation Committee is comprised of various Master Fund personnel, which include members from the Master Fund’s portfolio management and operations groups. The Adviser Valuation Committee meets monthly or as needed, to determine the valuations of the Master Fund’s Level 3 investments. The valuations are supported by methodologies employed by the Investment Funds’ market data, industry accepted third party valuation models, or other methods the Adviser Valuation Committee deems to be appropriate, including the use of internal proprietary valuation models.

The following is a summary categorization of the Master Fund’s investments based on the level of inputs utilized in determining the value of such investments as of March 31, 2020 and assets valued at NAV as practical expedient are listed in a separate column to permit reconciliation to the totals in the schedule of investments:

							INVESTMENTS VALUED AT NAV AS A
							PRACTICAL
	LEVEL 1		LEVEL 2		LEVEL 3		EXPEDIENT	TOTAL
	Investments	Other Financial Instruments^	Investments	Other Financial Instruments^	Investments	Other Financial Instruments^	Investments	Investments	Other Financial Instruments^
Investment Funds
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies
Energy	$-	$-	$-	$-	$-	$-	$24,417,185	$24,417,185	$-
Event-Driven	-	-	-	-	-	-	7,924,234	7,924,234	-
Global Macro and Trading	-	-	-	-	-	-	15,943,612	15,943,612	-
Private Equity	-	-	-	-	-	-	111,433,550	111,433,550	-
Real Estate	-	-	-	-	-	-	16,109,394	16,109,394	-
Relative Value	-	-	-	-	-	-	44,138,037	44,138,037	-
Passive Foreign Investment Companies
Relative Value	-	-	-	-	-	-	163,289	163,289	-
Private Corporations
Real Estate	-	-	-	-	-	-	7,739	7,739	-
Investments in CLO Equity
Relative Value	-	-	1,500,000	-	-	-	-	1,500,000	-
Investment Securities
Limited Liability Companies
Private Equity	-	-	-	-	500,000	-	-	500,000	-
Common Stocks
Professional Services	-	-	-	-	602,900	-	-	602,900	-
Preferred Stocks
Food Technology	-	-	-	-	408,745	-	-	408,745	-
Professional Services	-	-	-	-	420,364	-	-	420,364	-
Convertible Note Purchase Agreement
Food Technology	-	-	-	-	100,000	-	-	100,000	-

Total	$-	$-	$1,500,000	$-	$2,032,009	$-	$220,137,040	$223,669,049	$-

^	Other financial instruments include any derivative instruments not reflected in the Schedule of Investments as investments, such as swap agreements. These financial instruments are generally recorded in the financial statements at the unrealized gain or loss on the financial instrument.

A reconciliation of assets in which Level 3 inputs are used in determining fair value, along with additional quantitative disclosures, are presented when there are significant Level 3 investments at the end of the period.

The following table is a summary of quantitative information about significant unobservable valuation inputs approved by the Adviser Valuation Committee for Level 3 fair value measurements for the investment held as of March 31, 2020:

	Fair Value as of March 31, 2020	Valuation Technique	Unobservable Input*	Multiple
Investments
Common Stock
United States
Professional Services	$602,900	Recent Transactions	N/A	N/A
Preferred Stocks
United States
Food Technology	408,745	Market Comparable Companies	Revenue Multiple	6.70
Professional Services	420,364	Market Comparable Companies	Revenue Multiple	12.3
Limited Liability Company
United States
Private Equity	500,000	Market Comparable Companies	Revenue Multiple	2.4

Total Investments	$1,932,009

*	The impact on valuation from an increase in input would be an increase.

Certain of the Master Fund’s significant Level 3 investments have been valued using unadjusted third party transactions and quotations or unadjusted historical third party financial information. As a result, fair value assets of $100,000 have been excluded from the preceding table as quantitative unobservable inputs for the valuations of such assets were not developed or adjusted by the Master Fund.

The following is a reconciliation of the Level 3 investments held at March 31, 2020 based on the inputs used to determine fair value:

	Balance as of December 31, 2019	Gross Purchases	Gross Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Balance as of March 31, 2020
Investments
Investments in Securities
Limited Liability Companies
Private Equity	$500,000	$-	$-	$-	$-	$500,000
Common Stocks
Professional Services	602,900	-				602,900
Preferred Stocks
Food Technology	408,745	-	-	-	-	408,745
Professional Services	420,364	-	-	-	-	420,364
Convertible Note Purchase Agreements
Food Technology	100,000	-	-	-	-	100,000
Total Investments	$2,032,009	$-	$-	$-	$-	$2,032,009

The change in unrealized appreciation/(depreciation) from Level 3 investments held at March 31, 2020 is $0.

The Master Fund is permitted to invest in alternative investments that may not have a readily determinable fair value. For an investment that does not have a readily determinable fair value, the Master Fund uses the NAV reported by the Investment Fund as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the reported NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV is adjusted to reflect any significant events that would materially affect the value of the investment and the NAV of the Master Fund as of the valuation date.

Certain Investment Funds in which the Master Fund invests have limitations on liquidity which may result in limitations on redemptions including, but not limited to, early redemption fees. Other than Investment Funds that are self-liquidating, such as Private Equity and some Energy, Natural Resources and Real Estate Funds, the Investment Funds in which the Master Fund invests have withdrawal rights ranging from monthly to annually, after a notice period, usually for a period of up to two years from the date of the initial investment or an additional investment. A listing of the investments held by the Master Fund and their attributes as of March 31, 2020, that qualify for this valuation approach is shown in the table below.

Investment Category	Investment Strategy	Fair Value (in 000s)	Unfunded Commitments Remaining (in 000s)	Remaining Life*	Redemption Frequency*	Notice Period (in Days)*	Redemption Restrictions and Terms*
Energy (a)	Private investments in securities issued by companies in the energy and natural resources sectors	$24,417	$7,527	Up to 10 years	N/A	N/A	Up to 15 years
Event-Driven (b)	Strategies designed to profit from changes in the prices of securities of companies facing a major corporate event.	7,924	N/A	N/A	Quarterly	45-90	Up to 5 years; up to 2.5% early withdrawal fee; possible 25% investor level gate; illiquid side pocket capital
Global Macro and Trading (c)	Investments across global markets and security types seeking to profit from macroeconomic opportunities. Strategies can be discretionary or systematic. Includes commodity trading advisors.	15,944	N/A	N/A	Quarterly	30-90	Up to 5 years; up to 6% early redemption fee; possible hard lock within first 12 months; illiquid side pocket capital
Private Equity (d)	Investments in nonpublic companies.	111,434	29,699	Up to 10 years	N/A	N/A	Up to 10 years
Real Estate (e)	Investments in REITs, private partnerships, and various real estate related mortgage securities.	16,117	7,138	Up to 10 years	N/A	N/A	Up to 10 years
Relative Value (f)	Strategies seeking to profit from inefficiencies existing within capital structures, within markets, and across markets.	44,301	N/A	N/A	Quarterly	30-120	Up to 5 years; up to 7% early redemption fee; possible 5% fund level gate; illiquid side pocket capital
		$220,137	$44,364

*	The information summarized in the table above represents the general terms for the specified asset class. Individual Investment Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Investment Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

(a)	This category includes Investment Funds that invest primarily in privately issued securities by companies in the energy and natural resources sectors and private investments in energy-related assets or companies. The Investment Funds include private funds and private partnerships with private investments in their portfolios.

(b)	This category includes Investment Funds that invest primarily in the following securities: common stock, preferred stock, and many types of debt. Events include mergers, acquisitions, restructurings, spin-offs, and litigation.

(c)	This category includes Investment Funds that invest in global markets and across all security types including equities, fixed income, derivatives, commodities, currencies, futures, and exchange-traded funds. Investment Funds in this category are typically private funds and may include global macro funds, and commodity trading advisors.

(d)	This category includes private equity funds that invest primarily in non-publicly traded companies in need of capital. These Investment Funds may vary widely as to sector, size, stage, duration, and liquidity. Certain of these Investment Funds may also focus on the secondary market, buying interests in existing private equity funds, often at a discount.

(e)	This category includes Investment Funds that invest in registered investment companies or managers that invest in real estate trusts (commonly known as “REITs”) and private partnerships that make investments in income producing properties, raw land held for development or appreciation, and various types of mortgage loans and common or preferred stock whose operations involve real estate.

(f)	This category includes Investment Funds with low net exposure to most financial markets. Underlying strategies include Equity Market Neutral or Statistical Arbitrage, Capital Structure Arbitrage, Convertible Arbitrage, Volatility Arbitrage, and Credit Arbitrage.

The Adviser monitors Investment Fund capital call activity and reviews regularly the Master Fund’s cash positions and anticipated activity, including planning any necessary redemptions of Investment Funds and the possible use of a credit facility, so that the Fund may cover any funding call by Investment Funds.

The following is a summary of the fair value as percentage of partners’ capital, and liquidity provisions for Investment Funds constituting greater than 5% of the Master Fund’s partners’ capital as of March 31, 2020:

Limited Partnerships, Exempted Partnerships and Limited Liability Companies	Fair Value as % of Partners' Capital	Investment Strategy	Does the Underlying Portfolio Fund Employ Debt Financing?	Redemption Frequency	Redemption Restrictions and Terms
Millennium USA LP	6.49%	Millennium USA, LP invests a substantial portion of its capital in Millennium Partners, L.P. (“MLP”) as a limited partner. The MLP is engaged in the business of trading equities, fixed income products, options, futures and other financial instruments.	Yes	Quarterly	Subject to a 25% investor level gate; 12 month soft lock with 4% early redemption fee.
GAM Systematic Core Macro (Cayman) Fund LP	5.73%	GAM Systematic Core Macro Fund is a systematic global macro hedge fund that invests in futures, equities and other liquid financial instruments.	No	Daily	Daily liquidity with three business day's notice

(4) INVESTMENTS IN PORTFOLIO SECURITIES

(a) INVESTMENT ACTIVITY

The cost of the Master Fund’s underlying investments for Federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from such investments. The allocated taxable income is generally reported to the Master Fund by its underlying investments on Schedules K-1, Forms 1099 or PFIC statements, or a combination thereof.

The underlying investments generally do not provide the Master Fund with tax reporting information until well after year end, and as a result, the Master Fund is unable to calculate the year end tax cost of its investments until such time. The Master Fund’s book cost as of March 31, 2020, was $241,912,938 resulting in accumulated net unrealized depreciation of $18,243,889 consisting of $50,944,158 in gross unrealized appreciation and $69,188,047 in gross unrealized depreciation.

(b) AFFILIATED INVESTMENTS

As of March 31, 2020, certain of the Master Fund’s investments were deemed to be investments in affiliated issuers under the 1940 Act, primarily because the Master Fund owns 5% or more of the investment’s total capital. A listing of these affiliated investments (including activity during period ended March 31, 2020) is shown below:

Affiliated Investment	Shares 12/31/2019	Shares 3/31/2020	Fair Value 12/31/2019	Cost of Purchases	Proceeds from Sales*	Realized Gain (Loss) on Investments	Change in Unrealized Appreciation / Depreciation	Fair Value 3/31/2020	Interest Income
Ownership exceeds 5% of the investment's capital:
Alloy Merchant Partners, L.P.			$1,438,369	$-	$(26,923)	$-	$(50,282)	$1,361,164	$50,282
Colbeck Strategic Lending Onshore Feeder, LP			2,923,193	334,569	(30,069)	-	175,849	3,403,542	-
Credit Distressed Blue Line Fund, L.P.			534,138	-	-	-	(90,510)	443,628	-
Middle East North Africa Opportunities Fund, L.P.	728	728	54,499	-	-	-	(14,026)	40,473	-
Milton ZXP LLC - Class A Units			602,900	-	-	-	-	602,900	-
ORBIS Real Estate Fund I			740,057	-	-	-	(69,393)	670,664	-
PIPE Equity Partners, LLC			-	-	-	-	-	-	-
PIPE Select Fund, LLC			-	-	-	-	-	-	-
Total			6,293,156	334,569	(56,992)	-	(48,362)	6,522,371	50,282
Ownership exceeds 25% of the investment's capital:
GAM Systematic Discovery Fund LP			5,465,332	-	-	-	(1,356,045)	4,109,287	-
Napier Park Municipal Investment Grade Fund I LLC			3,250,000	-	(62,663)	-	62,663	3,250,000	-
Rosebrook 2018 Co-Invest I, L.P.			650,912	-	-	-	-	650,912	-
Total			9,366,244	-	(62,663)	-	(1,293,382)	8,010,199	-
Total Affiliated Investment			$15,659,400	$334,569	$(119,655)	$-	$(1,341,744)	$14,532,570	$50,282

*	Sales include return of capital

(5) FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Investment Funds in which the Master Fund invests may trade various derivative securities and other financial instruments, and may enter into various investment activities with off-balance sheet risk both as an investor and as a principal. The Master Fund’s risk of loss in these Investment Funds is limited to the value of its investment in such Investment Funds. In addition, by investing directly in derivative instruments, the Master Fund is subject to credit risk with respect to the net amount expected to be received from the other party. The Master Fund may be negatively impacted if the other party defaults or fails to perform its obligations under such agreement.